UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 22, 2021

Whole Earth Brands, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38880	38-4101973
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 S. Wacker Drive

Suite 3150
Chicago, IL 60606

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (312) 840-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	FREE	The NASDAQ Stock Market LLC
Warrants to purchase one-half of one share of common stock	FREEW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 22, 2021, Andy Rusie, the Chief Financial Officer of Whole Earth Brands, Inc. (the “Company”) informed the Company of his decision to resign from the Company effective as of October 8, 2021.

On September 28, 2021, the Company announced that Brian Litman has been appointed as Chief Accounting Officer of the Company. Mr. Litman, age 53, joined the Company in June 2020 and, prior to his appointment as Chief Accounting Officer, served as Corporate Controller of the Company. Prior to joining the Company, Mr. Litman worked from 1997 to 2020 at Tribune Media Company, where he served in various capacities, including as Senior Vice President, Corporate Controller & Chief Accounting Officer. Mr. Litman graduated Norther Illinois University with a Bachelors of Science, Accounting and subsequently obtained a Masters in Business Administration from Northwestern University. Mr. Litman will continue to be covered by the same compensatory plans and arrangements as he had been prior to his appointment as Chief Accounting Officer, including receipt of an annual base salary and participation in the Company’s annual bonus plan and long-term incentive plan for key managers. In recognition of his appointment as Chief Accounting Officer, however, Mr. Litman is expected to receive certain increases in his annual base salary and bonus opportunity, as well as additional grants of restricted stock units.

On September 28, 2021, the Company issued a press release announcing the managerial role changes described above. A copy of that press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued on September 28, 2021
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 28, 2021	Whole Earth Brands, Inc.

	By:	/s/ Albert Manzone
	Name:	Albert Manzone
	Title:	Chief Executive Officer